UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2016 (April 6, 2016)

COMMUNITY HEALTHCARE TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-37401	46-5212033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of principal executive offices) (Zip Code)

(615) 771-3052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On April 6, 2016, Community Healthcare Trust Incorporated (the “Company”) and its subsidiary, Community Healthcare OP, LP, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., Evercore Group L.L.C. and SunTrust Robinson Humphrey, Inc., as representatives of the underwriters named in Schedule A of the Underwriting Agreement (collectively, the “Underwriters”), providing for the offer and sale (the “Offering”) in a firm commitment underwritten offering of an aggregate of 4,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $17.75 per share. The Shares were offered pursuant to the Company’s Registration Statement on Form S-11 (File No. 333-210397) declared effective by the Securities and Exchange Commission (the “Commission”) on April 6, 2016, including the preliminary prospectus contained therein, and a related final prospectus, dated April 6, 2016, filed with the Commission on April 8, 2016 pursuant to Rule 424(b) of the Securities Act of 1933, as amended. Pursuant to the terms of the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 675,000 shares of Common Stock.
The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.
The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is included as Exhibit 1.1 to this report. The foregoing description of the Offering by the Company and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 8.01 Other Events

On April 12, 2016, the Company issued a press release (the “Press Release”) announcing the closing of the Offering. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement dated April 6, 2016 by and among Community Healthcare Trust Incorporated, Community Healthcare OP, LP, Sandler O’Neill & Partners, L.P., Evercore Group L.L.C. and SunTrust Robinson Humphrey, Inc., as representatives of the underwriters named in Schedule A of the Underwriting Agreement.

99.1	Press Release of Community Healthcare Trust Incorporated, dated April 12, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ W. Page Barnes W. Page Barnes Executive Vice President and Chief Financial Officer
Date: April 12, 2016

EXHIBIT INDEX

Exhibit Number	Description
1.1
Underwriting Agreement dated April 6, 2016 by and among Community Healthcare Trust Incorporated, Community Healthcare OP, LP, Sandler O’Neill & Partners, L.P., Evercore Group L.L.C. and SunTrust Robinson Humphrey, Inc., as representatives of the underwriters named in Schedule A of the Underwriting Agreement.

99.1	Press Release of Community Healthcare Trust Incorporated, dated April 12, 2016.

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